UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

September 27, 2018

FRESH DEL MONTE PRODUCE INC.

(Exact name of registrant as specified in its charter)

The Cayman Islands	333-07708	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman, KY1-9005

Cayman Islands

(Address of principal executive offices)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications

from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 27, 2018, Fresh Del Monte Produce Inc. (the “Company”) entered into Amendment No. 3 to Amended and Restated Credit Agreement (the “Third Amendment), by and among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. The Third Amendment amended the Company’s Amended and Restated Credit Agreement, dated as of April 16, 2015 (as amended, the “Agreement”). Pursuant to the Third Amendment, the maximum consolidated leverage ratio, as calculated in accordance with the terms of the Agreement, applicable to the Company is (i) 4.50 to 1.00 for the Company’s fiscal quarters ending September 28, 2018, December 28, 2018, March 29, 2019 and June 28, 2019; (ii) 4.00 to 1.00 for the Company’s fiscal quarters ending September 27, 2019 and December 27, 2019; and (iii) 3.50 to 1.00 for the Company’s fiscal quarter ending March 27, 2020.

The foregoing is a description of the material terms and conditions of the Third Amendment and is not a complete discussion of the Third Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 3 to Amended and Restated Credit Agreement, dated as of September 27, 2018, by and among Fresh Del Monte Produce Inc., certain subsidiaries party thereto, the lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2018	FRESH DEL MONTE PRODUCE INC.
(Registrant)

	By:	/s Richard Contreras
Richard Contreras
Senior Vice President & Chief Financial Officer